                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Software AG Systems, Inc., a corporation organized under the laws of the state of Delaware (the "Corporation"), hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery, James H. Daly, Robert B. Ott and Joseph Turitz, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments or supplements (including any post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $.01 per share, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand and seal, as of the date specified.


DATED:  3/30/98                                 /s/ Daniel F. Gillis
      ---------                                 --------------------------------
                                                Signature


                                                Daniel F. Gillis
                                                --------------------------------
                                                Name

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Software AG Systems, Inc., a corporation organized under the laws of the state of Delaware (the "Corporation"), hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery, James H. Daly, Robert B. Ott and Joseph Turitz, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments or supplements (including any post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $.01 per share, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand and seal, as of the date specified.


DATED:  3/26/98                                 /s/ Carl J. Rickertsen
      ---------                                 --------------------------------
                                                Signature


                                                Carl J. Rickertsen
                                                --------------------------------
                                                Name

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Software AG Systems, Inc., a corporation organized under the laws of the state of Delaware (the "Corporation"), hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery, James H. Daly, Robert B. Ott and Joseph Turitz, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments or supplements (including any post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $.01 per share, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand and seal, as of the date specified.


DATED:  4/1/98                                  /s/ Dr. Erwin Koenigs
      --------                                  --------------------------------
                                                Signature


                                                Dr. Erwin Koenigs
                                                --------------------------------
                                                Name

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Software AG Systems, Inc., a corporation organized under the laws of the state of Delaware (the "Corporation"), hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery, James H. Daly, Robert B. Ott and Joseph Turitz, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments or supplements (including any post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $.01 per share, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand and seal, as of the date specified.


DATED:  3/26/98                                 /s/ Paul G. Stern
      ---------                                 --------------------------------
                                                Signature


                                                Paul G. Stern
                                                --------------------------------
                                                Name

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Software AG Systems, Inc., a corporation organized under the laws of the state of Delaware (the "Corporation"), hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery, James H. Daly, Robert B. Ott and Joseph Turitz, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments or supplements (including any post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $.01 per share, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand and seal, as of the date specified.


DATED:  3/31/98                                 /s/ Edward E. Lucente
      ---------                                 --------------------------------
                                                Signature


                                                Edward E. Lucente
                                                --------------------------------
                                                Name

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Software AG Systems, Inc., a corporation organized under the laws of the state of Delaware (the "Corporation"), hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery, James H. Daly, Robert B. Ott and Joseph Turitz, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments or supplements (including any post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $.01 per share, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand and seal, as of the date specified.


DATED:  3/31/98                                 /s/ Dr. Philip S. Dauber
      ---------                                 --------------------------------
                                                Signature


                                                Dr. Philip S. Dauber
                                                --------------------------------
                                                Name